                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A3


                                 CURRENT REPORT

                    AMENDMENT No. 3 TO APPLICATION OR REPORT
                     FILED PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 12, 1996

                                    AMBI Inc.

             (Exact Name of Registrant as Specified in its Charter)

         New York                   1-12106                   11-2653613
         --------                   -------                   ----------

(State or other jurisdiction of     (Commission File Number)  (I.R.S.Employer
incorporation or organization)                                Identification
                                                              Number)

771 Old Saw Mill River Road, Tarrytown, New York              10591
------------------------------------------------              -----
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number including Area Code: (914) 347-5767
                                                   -----------------

Item 7. Financial Statements and Exhibits

This amendment to AMBI Inc.'s current report on Form 8-K filed December 27, 1996 is being filed to amend the following pro forma financial information as indicated hereafter.

         (b)      Pro Forma Financial Information

                  Number   Description

                  P-2 Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996

                  P-4      Pro Forma Consolidated Statement
                           of Operations for the Three Months Ended
                           September 30, 1996

                  P-5 Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 1996

                  P-6      Notes to Pro Forma Financial Information

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMBI Inc.


Date:  February 20, 1998            By:   /s/ Fredric D. Price
                                        ----------------------
                                              Fredric D. Price
                                        President and Chief Executive Officer

                                    AMBI INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF SEPTEMBER 30, 1996

                             (Dollars in thousands)
                                   (Unaudited)

                                                                  Aplin &       Pro Forma
                                                    Reported      Barrett      Adjustments         Pro Forma
                                                    --------      -------      -----------         ---------

ASSETS

Current Assets

Cash and cash equivalents                            $ 4,606       (1,133)       8,546  (A)        12,019
Trade accounts receivable less allowance
    for doubtful accounts of $81,000                   5,098       (3,491)                          1,607
Due to AMBI                                                -        1,760       (1,760) (B)             -
Inventories                                            2,861       (2,593)         627  (C)           895
Prepayments and other current assets                   1,033         (812)       5,500  (D)         5,721
                                                     -------       -------      ------              ------

Total Current Assets                                  13,598       (6,269)      12,913             20,242


Property and equipment at cost less
    accumulated depreciation                           4,068      (3,363)                             705

Patent costs and licensed technology at
    cost less accumulated amortization                 1,609                                        1,609


Other assets

                                                         113                                          113
                                                     -------       -------       ------            ------


TOTAL ASSETS                                         $19,388        (9,632)      12,913             22,669
                                                     =======       =======       ======             ======

                                    AMBI INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF SEPTEMBER 30, 1996

                             (Dollars in thousands)

                                   (Unaudited)



                                                                        Aplin &          Pro Forma
                                                         Reported       Barrett         Adjustments        Pro Forma
                                                         --------       -------         -----------        ---------

LIABILITIES, REDEEMABLE PREFERRED
STOCK AND STOCKHOLDERS' EQUITY

Current Liabilities:

Current portion of notes payable and lease obligation      $   175                              (94) (E)          81
Accounts payable and accrued expenses                        2,222          (952)                              1,270
Other liabilities                                               83           (67)             2,012  (F)       2,028
Dividends payable                                              326                                               326
Taxes payable                                                  299          (307)                 -               (8)
                                                           -------         -----             ------           ------

Total current liabilities                                    3,105        (1,326)             1,918            3,697

Notes payable and lease obligation                             894                             (493)  (E)        401
Long term loan                                               2,000                                             2,000
Deferred taxes payable                                         353          (353)                 -                -
                                                           -------         -----             ------           ------

TOTAL LIABILITIES                                            6,352        (1,679)             1,425            6,098

REDEEMABLE PREFERRED STOCK                                   1,500             -                  -  (G)       1,500
                                                           -------         -----             ------           ------

STOCKHOLDERS' EQUITY

Preferred stock

Common stock                                                   104             -                                 104
Treasury stock                                                                               (6,353) (H)      (6,353)
Additional paid-in capital                                  51,674        (8,158)             8,158  (I)      51,674
Accumulated deficit                                        (39,658)         (379)             9,683  (J)     (30,354)
Currency translation adjustment                               (584)          584                  0                0

TOTAL STOCKHOLDERS' EQUITY                                  11,536        (7,953)            11,488           15,071
                                                           -------         -----             ------           ------

TOTAL LIABILITIES, REDEEMABLE PREFERRED

STOCK AND STOCKHOLDERS' EQUITY                             $19,388        (9,632)            12,913           22,669
                                                         =========        =======            ======           ======

                                    AMBI INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1996

                 (Dollars in thousands except per share amounts)

                                   (Unaudited)

                                                                            Aplin &
                                                           Reported         Barrett              Pro Forma
                                                           --------         -------              ---------

Net Sales                                                   $ 4,235          (2,717)                1,518
Other Operating Revenues                                        131             (11)                  120
                                                            -------          ------                 -----

TOTAL REVENUES                                                4,366          (2,728)                1,638
Cost of Sales                                                (2,489)          1,491                  (998)
                                                            -------          ------                 -----

Gross Profit                                                  1,877          (1,237)                  640

Selling, General & Administrative Expenses                   (4,605)            533                (4,072)
Research Costs                                               (1,400)            220                (1,180)
Depreciation and Amortization                                  (242)            117                  (125)
                                                            -------          ------                 -----

OPERATING LOSS                                               (4,370)           (367)               (4,737)

Interest Income                                                  67              (8)                   59
Interest Expense                                                (37)             17                   (20)
                                                            -------          ------                 -----

(LOSS)/INCOME BEFORE TAX EXPENSE                             (4,340)           (358)               (4,698)
Tax Expense                                                     (45)             43                    (2)
                                                            -------          ------                 -----



NET (LOSS)/INCOME                                           $(4,385)           (315)              $(4,700)

Preferred stock dividends                                       (94)                                  (94)

Net (Loss)/Income attributable to common stock              $(4,479)                               $(4794)
                                                            -------                                 -----

(Loss)/Earnings per share (K)                               $ (0.22)                   (K)         $(0.26)

                                    AMBI INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996

                 (Dollars in thousands except per share amounts)

                                                                     Aplin &
                                                       Reported      Barrett          Pro Forma
                                                       --------      -------          ---------

Net Sales                                              $ 14,157     (12,614)             1,543
Other Operating Revenues                                  1,865         (77)             1,788
                                                       --------      ------              -----

TOTAL REVENUES                                           16,022     (12,691)             3,331
Cost of Sales                                            (6,353)      5,114             (1,239)
                                                       --------      ------              -----

Gross Profit                                              9,669      (7,577)             2,092

Selling, General & Administrative Expenses              (11,177)      2,878             (8,299)
Research Costs                                           (2,294)        716             (1,578)
Depreciation and Amortization                              (819)        396               (423)
                                                       --------      ------              -----


OPERATING LOSS                                           (4,621)     (3,587)            (8,208)

Foreign exchange gain/loss                                    3          (3)                 -
Interest Income                                             317         (26)               291
Interest Expense                                           (133)         65                (68)
                                                       --------      ------              -----

(LOSS)/INCOME BEFORE TAX EXPENSE                         (4,434)     (3,551)            (7,985)
Tax Expense                                                (285)        267                (18)
                                                       --------      ------              -----


NET LOSS/(INCOME)                                      $ (4,719)     (3,284)           $(8,003)

Preferred stock dividends                                  (502)                          (502)

Conversion discount on preferred stock                   (1,343)                        (1,343)
                                                       --------      ------              -----

Net (loss)/income attributable to common stock           (6,564)     (3,284)            (9,848)
                                                       --------      ------              -----

Loss per share                                           $(0.34)             (L)        $(0.59)
                                                       --------      ------              -----

                                    AMBI INC.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION

A $8 million in cash received upon completion of sale, as well as A&B remaining cash balance transferred through the intercompany account, less amounts used to pay off equipment lease (see note E).

B Elimination of intercompany balance through the transfer of cash of $1,133 thousand, and inventories of $627 thousand.

C    Nisin pharmaceutical inventory transferred through intercompany account.

D    $5.5 million receivable from BP for remainder of purchase price.

E    Reflects AMBI's pay off of lease on A&B equipment.

F    Reflects reserve accrual for expenses related to divestiture of A&B.

G Preferred stock is to be redeemed on the Second Closing Date for $1.5 million.

H Treasury Stock received, 2.42 million shares valued at $2.625 per share (quoted market price as of the effective date of agreement).

I    To properly state the legal capital of AMBI.


J Reflects gain on sale, no tax expense is being accrued because gain on sale is expected to be offset by operating losses and net operating loss carryforwards of $11.2 million, (See Note 13, June 30, 1996 10-K). Gain on sale in original 8-K filing was $38 thousand, while the revised gain on sale is $9,683 thousand. The revision is due to an error in computing the cost basis of A&B and a revision in the estimated amounts used in calculating the gain. The original computation computed the gain using the initial investment in A&B as opposed to the current book value of A&B. The computation also did not properly account for the intercompany balance. The increase in the reserve for anticipated expenses is based on better estimates of such expenses. A reconciliation between the two reported gains is provided below.




                                                    Original
                                                    Form 8-K              Form 8-K/A3              Difference
Description
Cash & receivables                                   $13,500              $13,500                     -
Common shares redeemed                                 6,353                6,353                     -

                                                     -------              -------                    --
Total sales price                                    19,853                19,853                     -
                                                     -------              -------                    --

Less:
Cost basis in A&B                                   (16,487)                 -                     16,487
Amounts  allocated to satisfy  intercompany
balances                                             (2,302)                 -                      2,302
Net book value at date of sale                                            (8,158)                  (8,158)
Reserve for anticipated expenses                     (1,026)              (2,012)                   (986)
                                                 ---------------     ------------------       ------------------
Gain on sale                                           38                  9,683                    9,645
                                                 ================    ===================      ==================


     The gain on the sale of A&B has not been included in the pro forma statement of operations due to its non-recurring nature.

K Pro Forma net income per share calculated on the basis of a weighted average of 20.6 million shares outstanding less 2.42 million shares of treasury stock.

L Pro Forma net loss per share calculated on the basis of a weighted average of 19.1 million shares outstanding less 2.42 million shares of treasury stock.